EXHIBIT 31.2

CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Lucy Lu, certify that:

(1) I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K for the year ended December 31, 2014 of Fortress Biotech, Inc. (the registrant); and

(2) Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: April 30, 2015	By:	/s/ Lucy Lu
Lucy Lu
Chief Financial Officer